                                 AMENDMENT NO. 5
                                       TO
                      MASTER INVESTMENT ADVISORY AGREEMENT

      This amendment dated as of April 30, 2004, amends the Master Investment Advisory Agreement (the "Agreement"), dated May 1, 2000, between AIM Variable Insurance Funds, a Delaware business trust, and A I M Advisors, Inc., a Delaware corporation.

                              W I T N E S S E T H:

      WHEREAS, the parties desire to amend the Agreement to add AIM V.I. Real Estate Fund, INVESCO VIF - Core Equity Fund, INVESCO VIF - Dynamics Fund, INVESCO VIF - Financial Services Fund, INVESCO VIF - Health Sciences Fund, INVESCO VIF - Leisure Fund, INVESCO VIF - Small Company Growth Fund, INVESCO VIF
- Technology Fund, INVESCO VIF - Total Return Fund and INVESCO VIF - Utilities Fund, and to remove AIM V.I. Global Utilities Fund and AIM V.I. New Technology Fund;

      NOW, THEREFORE, the parties agree as follows:

      1. Appendix A and Appendix B to the Agreement are hereby deleted in their entirety and replaced with the following:

                                   "APPENDIX A
                            FUNDS AND EFFECTIVE DATES

                                                              EFFECTIVE DATE OF
       NAME OF FUND                                           ADVISORY AGREEMENT
       ------------                                           ------------------
AIM V.I. Aggressive Growth Fund                               May 1, 2000
AIM V.I. Balanced Fund                                        May 1, 2000
AIM V.I. Basic Value Fund                                     September 10, 2001
AIM V.I. Blue Chip Fund                                       May 1, 2000
AIM V.I. Capital Appreciation Fund                            May 1, 2000
AIM V.I. Capital Development Fund                             May 1, 2000
AIM V.I. Core Equity Fund                                     May 1, 2000
AIM V.I. Dent Demographic Trends Fund                         May 1, 2000
AIM V.I. Diversified Income Fund                              May 1, 2000
AIM V.I. Government Securities Fund                           May 1, 2000
AIM V.I. Growth Fund                                          May 1, 2000
AIM V.I. High Yield Fund                                      May 1, 2000
AIM V.I. International Growth Fund                            May 1, 2000
AIM V.I. Large Cap Growth Fund                                September 1, 2003
AIM V.I. Mid Cap Core Equity Fund                             September 10, 2001
AIM V.I. Money Market Fund.                                   May 1, 2000
AIM V.I. Premier Equity Fund                                  May 1, 2000
AIM V.I. Real Estate Fund..                                   April 30, 2004
AIM V.I. Small Cap Equity Fund                                September 1, 2003
INVESCO VIF - Core Equity Fund                                April 30, 2004
INVESCO VIF - Dynamics Fund                                   April 30, 2004
INVESCO VIF - Financial Services Fund                         April 30, 2004

INVESCO VIF - Health Sciences Fund                            April 30, 2004
INVESCO VIF - Leisure Fund                                    April 30, 2004
INVESCO VIF - Small Company Growth Fund                       April 30, 2004
INVESCO VIF - Technology Fund                                 April 30, 2004
INVESCO VIF - Total Return Fund                               April 30, 2004
INVESCO VIF - Utilities Fund                                  April 30, 2004

                                   APPENDIX B
                           COMPENSATION TO THE ADVISOR

      The Trust shall pay the Advisor, out of the assets of a Fund, as full compensation for all services rendered, an advisory fee for such Fund set forth below. Such fee shall be calculated by applying the following annual rates to the average daily net assets of such Fund for the calendar year computed in the manner used for the determination of the net asset value of shares of such Fund.

                       AIM V.I. CAPITAL APPRECIATION FUND
                            AIM V.I. CORE EQUITY FUND
                              AIM V.I. GROWTH FUND
                          AIM V.I. PREMIER EQUITY FUND

NET ASSETS                                                                           ANNUAL RATE
----------                                                                           -----------
First $250 million..............................................................         0.65%
Over $250 million...............................................................         0.60%

                         AIM V.I. AGGRESSIVE GROWTH FUND

NET ASSETS                                                                        ANNUAL RATE
----------                                                                        -----------
First $150 million..............................................................       0.80%
Over $150 million...............................................................      0.625%

                             AIM V.I. BALANCED FUND

NET ASSETS                                                                         ANNUAL RATE
----------                                                                         -----------
First $150 million..............................................................       0.75%
Over $150 million...............................................................       0.50%

                            AIM V.I. BASIC VALUE FUND
                        AIM V.I. MID CAP CORE EQUITY FUND

NET ASSETS                                                                       ANNUAL RATE
----------                                                                       -----------
First $500 million..............................................................     0.725%
Next $500 million...............................................................     0.700%
Next $500 million...............................................................     0.675%
Over $1.5 billion...............................................................      0.65%

                             AIM V.I. BLUE CHIP FUND
                        AIM V.I. CAPITAL DEVELOPMENT FUND

NET ASSETS                                                                        ANNUAL RATE
----------                                                                        -----------
First $350 million..............................................................       0.75%
Over $350 million...............................................................      0.625%

                      AIM V.I. DENT DEMOGRAPHIC TRENDS FUND

NET ASSETS                                                                         ANNUAL RATE
----------                                                                         -----------
First $2 billion................................................................       0.85%
Over $2 billion.................................................................       0.80%

                        AIM V.I. DIVERSIFIED INCOME FUND

NET ASSETS                                                                         ANNUAL RATE
----------                                                                         -----------
First $250 million..............................................................      0.60%
Over $250 million...............................................................      0.55%

                       AIM V.I. GOVERNMENT SECURITIES FUND

NET ASSETS                                                                          ANNUAL RATE
----------                                                                          -----------
First $250 million..............................................................       0.50%
Over $250 million...............................................................       0.45%

                            AIM V.I. HIGH YIELD FUND

NET ASSETS                                                                           ANNUAL RATE
----------                                                                           -----------
First $200 million..............................................................       0.625%
Next $300 million...............................................................        0.55%
Next $500 million...............................................................        0.50%
Over $1 billion.................................................................        0.45%

                       AIM V.I. INTERNATIONAL GROWTH FUND

NET ASSETS                                                                         ANNUAL RATE
----------                                                                         -----------
First $250 million..............................................................      0.75%
Over $250 million...............................................................      0.70%

                         AIM V.I. LARGE CAP GROWTH FUND

NET ASSETS                                                                         ANNUAL RATE
----------                                                                         -----------
First $1 billion................................................................      0.75%
Next $1 billion.................................................................      0.70%
Over $2 billion.................................................................     0.625%

                           AIM V.I. MONEY MARKET FUND

NET ASSETS                                                                          ANNUAL RATE
----------                                                                          -----------
First $250 million..............................................................      0.40%
Over $250 million...............................................................      0.35%

                         AIM V.I. SMALL CAP EQUITY FUND

NET ASSETS                                                                         ANNUAL RATE
----------                                                                         -----------
All Assets......................................................................     0.85%

                          INVESCO VIF - UTILITIES FUND

                                                                                    ANNUAL RATE
                                                                                    -----------
All Assets......................................................................         0.60%

                         INVESCO VIF - CORE EQUITY FUND
                           INVESCO VIF - DYNAMICS FUND
                      INVESCO VIF - FINANCIAL SERVICES FUND
                       INVESCO VIF - HEALTH SCIENCES FUND
                           INVESCO VIF - LEISURE FUND
                     INVESCO VIF - SMALL COMPANY GROWTH FUND
                          INVESCO VIF - TECHNOLOGY FUND
                         INVESCO VIF - TOTAL RETURN FUND

                                                                                     ANNUAL RATE
                                                                                     -----------
All Assets......................................................................         0.75%

                            AIM V.I. REAL ESTATE FUND

                                                                                                       ANNUAL RATE
                                                                                                       -----------
All Assets                                                                                                 0.90%"

      2. In all other respects, the Agreement is hereby confirmed and remains in full force and effect.

      IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers on the date first written above.

Date: April 30, 2004

                                            AIM VARIABLE INSURANCE FUNDS

Attest: /s/ Lisa A. Moss                    By: /s/ Robert H. Graham
        ----------------                        -------------------------------
        Assistant Secretary                     President

(SEAL)

                                            A I M ADVISORS, INC.

Attest: /s/ Lisa A. Moss                    By: /s/ Dawn M. Hawley
        ----------------                        -------------------------------
        Assistant Secretary                     Senior Vice President

(SEAL)